UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 3, 2022

(Date of earliest event reported)

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

(Exact name of registrant as specified in its charter)

Washington	000-13468	91-1069248
(State or other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation or organization)		Identification Number)

1015 Third Avenue,
Seattle, Washington	(206) 674-3400	98104
(Address of principal executive offices)	(Registrant's telephone number, including area code)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EXPD	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders (the “Annual Meeting”) of Expeditors International of Washington, Inc. (the “Company”) held on May 3, 2022, the shareholders of the Company: (1) elected each of the nine director nominees set forth below; (2) approved an advisory vote on the compensation of the Company's Named Executive Officers; (3) ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2022; and (4) did not approve a shareholder proposal on political spending disclosure.

The final voting results of each of the proposals submitted to a vote of the shareholders of the Company at the Annual Meeting are set forth below.

(1)	Election of the following nine directors, each to serve until the next Annual Meeting or until the election or qualification of his or her successor:

	Number of Shares
	Voted For	Voted Against	Abstain	Broker Non-Votes
Glenn M. Alger	134,576,343	978,667	424,744	12,266,843
Robert P. Carlile	131,110,277	4,429,862	439,615	12,266,843
James M. DuBois	134,265,554	1,274,051	440,149	12,266,843
Mark A. Emmert	120,017,085	15,601,775	360,894	12,266,843
Diane H. Gulyas	131,905,022	3,718,056	356,676	12,266,843
Jeffrey S. Musser	134,550,982	994,174	434,598	12,266,843
Brandon S. Pedersen	135,005,796	535,386	438,571	12,266,843
Liane J. Pelletier	123,401,879	12,222,065	355,810	12,266,843
Olivia D. Polius	134,984,231	640,156	355,367	12,266,843

(2)    Advisory vote to approve Named Executive Officer compensation:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
120,198,914	15,382,236	398,604	12,266,843

(3)    Ratification of independent registered public accounting firm for the year ending December 31, 2022:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
137,352,630	10,571,481	322,486	0

(4)    Shareholder proposal: Political Spending Disclosure

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
34,509,024	100,393,388	1,077,341	12,266,843

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

May 4, 2022	/s/ JEFFREY F. DICKERMAN
Jeffrey F. Dickerman, Senior Vice President, General Counsel